Income Taxes - Schedule of Income Tax Recognized in Net Earnings (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Major components of tax expense (income) [abstract]
Current income tax expense related to foreign jurisdictions	$ 326	$ (28)
Origination and reversal of temporary differences	3,602	4,053
Reversal of write down of previously recognized temporary differences	(4,814)	(5,355)
Total deferred income tax recovery	(1,212)	(1,302)
Income tax recovery	$ (886)	$ (1,330)